Exhibit 4.1

NUMBER

EC

Entegris

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES

SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS

CUSIP 29362U 10 4

THIS CERTIFIES THAT

SPECIMEN ONLY

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

ENTEGRIS, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation and any amendments thereto. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

PRESIDENT AND
CHIEF EXECUTIVE OFFICER

TREASURER AND
CHIEF FINANCIAL OFFICER

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.

TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences, limitations, and relative, participating, optional, or other special rights of each class or series of stock of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UTMA	–		Custodian
TEN ENT	–	as tenants by entireties			(Cust)			(Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common			under Uniform Transfer to Minors
Act
						(State	)

Additional abbreviations may also be used though not in the above list.

For value received _______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________________________________________________

____________________________________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________

__________________________________________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated	______________________________________________________

______________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGE’S MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the Corporation and                     , as Rights Agent, dated as of                     , 2005, as it may from time to time be amended or supplemented pursuant to its terms (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor from such holder. Under certain circumstances, Rights that are or were acquired or beneficially owned by an Acquiring Person or any Affiliate or Associate thereof (as defined in the Rights Agreement) may become null and void.